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                                                                   Exhibit 10.16

                                LEASE AGREEMENT

                                    Between

                VIRGINIA BIOTECHNOLOGY RESEARCH PARK AUTHORITY,
           a political subdivision of the Commonwealth of Virginia,
                                 as Landlord,

                                      and

                         INSMED PHARMACEUTICALS, INC.,
                            a Virginia Corporation,
                                   as Tenant

                                 BIOTECH ONE,
                     VIRGINIA BIOTECHNOLOGY RESEARCH PARK,
                              RICHMOND, VIRGINIA
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                                LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease"), dated March 24, 1997 between VIRGINIA BIOTECHNOLOGY RESEARCH PARK AUTHORITY, a political subdivision of the Commonwealth of Virginia (the "Landlord"), and INSMED PHARMACEUTICALS, INC., a Virginia Corporation (the "Tenant"), recites and provides:

RECITALS:

     The Landlord owns a real estate project (the "Project") located in the City of Richmond, Virginia, known as Biotech One, a portion of Phase I of the Virginia Biotechnology Research Park.

     By lease dated as of August 18, 1994 (as amended, the "Master Lease"), the Landlord leased the Project to Virginia Commonwealth University ("VCU").

     The Landlord desires to lease a portion of the Project to the Tenant in accordance with the terms of this Lease. VCU joins in this Lease solely to release (but only during the term of this Lease) all of its right, title and interest under the Master Lease in and to the Leased Premises hereby leased to the Tenant, during the term of this Lease to the Tenant; however, as between VCU, Landlord and Crestar Bank, nothing herein shall release VCU of its obligation as tenant under the Master Lease including, without limitation, VCU's obligations with respect to the Leased Premises during the term of this Lease.

     NOW, therefore, for and in consideration of the terms, conditions, covenants, promises and agreements herein made, the Landlord hereby leases and demises unto Tenant approximately 5,380 rentable square feet consisting of Suite 206 located on the second floor of the Project, as shown outlined in red on the floor plan attached hereto as Exhibit A, ("the Leased Premises") together with a right to use in common with other tenants of the Project the common areas and common facilities as may be designated from time to time by the Landlord. This Lease shall be subject to all of the terms and conditions of the Master Lease.

1.   Term.
     ----
     (a) The term of this Lease and the Tenant's obligation to pay rent hereunder shall commence on March 1, 1997 (the "Commencement Date"), unless the Tenant takes possession of the Leased Premises on an earlier date, in which event such earlier date shall be the Commencement Date. This Lease shall terminate on the last day of the fifth consecutive full Lease Year (the "Initial Term") unless earlier terminated as provided herein (the "Expiration Date"). The term "Lease Year" as used herein shall mean a period of 12 consecutive full calendar months. The first Lease Year shall begin on the Commencement Date if it is the first day of a calendar month. If the Commencement Date is not the first day of a calendar month, the first Lease Year shall begin on the first day of the calendar month immediately following the Commencement Date. Each succeeding Lease Year shall commence on the anniversary of the first day of the first Lease Year.
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     (b) Notwithstanding anything in this Lease to the contrary and provided that the Tenant is at no time in default under the Lease, this Lease may be renewed (the "Renewal Term"), for one additional two year renewal term ("Renewal Option") on the Initial Term Expiration Date. Each year of the Initial Term and each year of the Renewal Option shall be referred to individually as a "Lease Year." The Initial Term and the Renewal Term shall collectively be referred to as the "Term." The Renewal Option shall be subject to all of the same terms, covenants and conditions in this Lease, except there shall not be any further option to renew. If the Tenant desires to exercise the Renewal Option, Tenant shall so notify the Landlord, in writing, three months prior to the Expiration Date of the Initial Term.

     (c) The Tenant may terminate this Lease at any time within two years from the Commencement Date provided Tenant has given the Landlord at least six months prior notice of its election to so terminate the Lease. Tenant shall continue to pay base rent and additional rent until the Leased Premises have been relet, up to a maximum of six months.

2.   Rent.
     ----

     (a) Tenant covenants to pay Landlord the sum of $134,500.00 as base rent (the "Base Rent") during the first year of the initial terms in monthly installments of $11,208.33 due and payable in advance on the first day of each month (the "Monthly Rent"), without notice or demand and without setoff. Base Rent shall include the sum of $5.85 per square foot as the initial square foot cost of annual operating expenses (Base Operating Expenses Amount"). The Base Rent during the remaining years of the Initial Lease Term shall be:

                               Second year    $156,020.00
                               Third year      157,365.00
                               Fourth year     164,090.00
                               Fifth year      170,912.00

     If the Commencement Date is not the first day of a calendar month, the Tenant shall pay on the first day of the first calendar month following the Commencement Date a proportionate amount of the Monthly Rent for the period of time from the Commencement Date to the date on which such first payment of Monthly Rent is due. Rent shall be paid to the Landlord at 800 East Leigh Street, Richmond, Virginia 23219, or to such other party and such other place as Landlord may from time to time designate in writing as provided herein.

     (b) The Monthly Rent shall be increased on the first day of each Lease Year in the Renewal Option by an amount equal to two percent of the Monthly Rent payable during the preceding Lease Year.

     (c) All costs in addition to the Monthly Rent required to be paid by the Tenant in accordance with the terms of this Lease shall be deemed to be Additional Rent (the "Additional Rent"). Additional Rent shall be due and payable with the next installment of Monthly Rent unless some other due date is expressly provided under this Lease.

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3.   Tenant Improvements.  The Landlord agrees to provide improvements as shown
     -------------------
     or described on Architectural Plans and Specifications prepared by HDR (Henningson, Durham & Richardson, Inc.) dated October 31, 1996, which are incorporated by reference herein (Exhibit B) approved by the Landlord and
                                       ---------
     Tenant (the "Tenant Improvements"). Landlord, Tenant and Contractor shall prepare a Punch List of items which were not completed in accordance with architectural plans and specifications prior to occupancy by Tenant. Landlord shall complete said Punch List within a reasonable time after the Lease Commencement Date.

4.   Use of Leased Premises. The Tenant shall use the Leased Premises solely for
     ----------------------
     biomedical and biotechnology research and related uses approved in writing by the Landlord and VCU.

5.   Security Deposit.
     ----------------
     (a) Upon execution of this Lease, the Tenant shall deposit with the Landlord a cash deposit (the "Security Deposit") in the amount of $12,000.00. The Security Deposit shall be held by the Landlord, without interest due to the Tenant, for the term of this Lease, and until all of the Tenant's monetary obligations under this Lease have been paid in full and Tenant has performed all of its obligations under this Lease.

     (b) If, at any time during the term of this Lease, any Monthly Rent, Additional Rent or other cost is not paid by Tenant when due, or if the Tenant fails to perform any of its obligations under this Lease, the Landlord may, at its option, apply all or any part of the Security Deposit to (1) the payment of any such Monthly Rent, Additional Rent or other cost, and/or (2) reimburse the Landlord for any loss or damage sustained as a result of the Tenant's failure to perform its obligations, and/or (3) reimburse the Landlord for the expenses incurred in performing obligations which were the responsibility of the Tenant.

     (c) If the Security Deposit, or any part thereof, is applied by the Landlord as provided in Section 5(b), upon written demand by the Landlord, the Tenant shall pay to the Landlord forthwith an amount equal to the amount necessary to restore the Security Deposit to the original amount set forth in Section 5(a). At the termination of this Lease, if all the Tenant's monetary obligations have been paid in full and Tenant has performed all of its obligations under this Lease, the Landlord shall return to the Tenant the Security Deposit or any lesser amount remaining after application of all or any portion of the Security Deposit as provided in Section 5(b).

6.   Common Areas and Common Facilities.
     ----------------------------------
     (a) All common areas and common facilities furnished by the Landlord in or about the Project for the general use, in common, of tenants of the Project and their employees and invitees shall at all `times be subject to the exclusive control and management of the Landlord. The Landlord, with the approval of VCU, shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such common areas and facilities. The Landlord shall have the right to remove common areas from common use with the approval of VCU; to construct, maintain and operate lighting facilities in or on all such common areas and facilities; to police such areas and facilities; from time to time to change the area and arrangement of the common facilities with the

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     approval of VCU; to close temporarily all or any portion of such areas or facilities for maintenance purposes; and to do and perform such other acts in and to such areas and facilities as the Landlord, in its reasonable discretion, shall deem advisable. The Tenant shall have the right to use, in common with other tenants of the Project, all such common areas and facilities of the Project. In the event of removal of the right to use a common area or diminution of a common area, the Landlord shall not be subject to any liability for damages caused to Tenant by such removal or diminution, nor shall the Tenant be entitled to any compensation or diminution or abatement of Monthly Rent or Additional Rent.

     (b) Notwithstanding anything to the contrary in Paragraph 6(a) of this Lease, Landlord hereby releases, discharges and shall indemnify, hold harmless and defend Tenant, at Landlord's sole cost and expense, for all losses, claims, liability, damages and expenses (including reasonable attorney's fees) sustained by Tenant for any damage or injury to persons or property of the parties hereto or of third persons occurring within the common areas of the Project, or which are caused by Landlord, Landlord's employees or contractors or which are caused by Landlord's breach of any term or condition of this Lease, unless such losses, claims, liability, damages or expenses are due to the negligence of Tenant or Tenant's agents, invitees or employees.

7.   Services and Utilities.
     ----------------------
     (a) The Tenant shall be provided the following services (the "Building Services") during the term hereof, all at the expense of the Landlord:

          (i) Hot and cold water and lavatory supplies. Hot and cold water shall be provided only at those points of supply provided for the general use of other tenants of the Project.

          (ii) Automatically operated elevator service.

          (iii) Cleaning and janitorial services after normal business hours Monday through Friday of each week, except holidays recognized by the Commonwealth of Virginia, which services shall not be performed between 9:00 a.m. and 5:00 p.m.

          (iv) Heating and air conditioning in season Monday through Friday from 8:00 a.m. to 6:00 p.m. and on Saturday from 9:00 a.m. to 2:00 p.m., except on the following holidays: Christmas, New Year's Day, Thanksgiving, July 4th, Memorial Day and Labor Day.

          (v) Maintenance and electric lighting service for all common areas in the Project.

          (vi) Electricity and proper electrical facilities to furnish sufficient electricity, comparable to services provided for typical business office operations, for equipment of the Tenant installed under this Lease. To the extent the Leased Premises' is not then separately metered, then if any portion or all of the Tenant's equipment shall cause its demand for electricity to exceed an average of 5 watts per square foot of area in the Leased Premises, the Tenant shall pay for the cost of such excess electricity at the rate charged by the public utility for furnishing such

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          excess, assuming continuous operation of the Tenant's equipment during normal business hours.

     (b) If any law, regulation or executive or administrative order requires the Landlord or Tenant to reduce or maintain at a certain level the consumption of electricity from the Leased Premises or the Project which affects the heating, air conditioning, lighting or hours of operation of the Leased Premises or the Project, the Tenant shall adhere to and abide by such laws, regulations or executive or administrative order without any reduction in rent.

     (c) Failure by the Landlord to any extent to furnish the Building Services listed above or any cessation thereof resulting from causes beyond the control of the Landlord shall not render the Landlord liable for damages to either person or property, nor be construed as an eviction of the Tenant, nor work an abatement of rent, nor relieve the Tenant from fulfillment of any of the terms and conditions of this Lease. If any equipment or machinery ceases to function properly, the Tenant shall have no claim for rent abatement or damages due to any interruptions in service occasioned thereby or resulting therefrom.

8.   Maintenance, Repair and Operating Expenses.  Landlord covenants that it
     ------------------------------------------
     shall maintain the Project and all common areas and common facilities in connection therewith, including the HVAC, elevators, plumbing, electrical and mechanical systems, all landscaping and other interior and exterior components of the Project in good working order and in a manner consistent with that of other professional scientific research facilities.

     (a) As used in this Lease, "Operating Expenses" means all expenses, costs and disbursements of every kind which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, repair, and maintenance of the building, which costs shall include all expenditures by Landlord to maintain all facilities in operation at the beginning of the Term and such additional facilities installed in subsequent years as Landlord may consider necessary or beneficial for the operation of the building. All Operating Expenses shall be determined according to generally accepted accounting principles (which shall be consistently applied) and shall include, but are not limited to, the following:

         (i) Wages, salaries, and fees of all personnel or entities (exclusive of Landlord's executive personnel) engaged in the operation, repair, maintenance, or security of the building, including taxes, insurance, and benefits relating thereto.

         (ii) All supplies and materials used in the operation, repair, security, and maintenance of the building.

         (iii) Cost of all maintenance and service agreements for the building and the equipment therein, including, without limitation, alarm service, water treatment services, janitorial services, security systems service, window cleaning, service on electrical and mechanical components, trash removal, elevator maintenance, extermination service, plumbing service, grounds keeping, and landscaping.

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         (iv) Cost of all insurance relating to the building for which Landlord is responsible hereunder, or which Landlord considers reasonably necessary for the operation of the building, including, without limitation, the cost of property, casualty and liability insurance applicable to the building and Landlord's personal property used in connection therewith, and the cost of business interruption or rental insurance in such amounts as will reimburse Landlord for all losses of earnings and other income attributable to such perils as are commonly insured' against by prudent landlords or required by Landlord's lender.

         (v) Cost of repairs and maintenance (excluding repairs and maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the building) of the building.

         (vi) All utility costs of the building including, without limitation, water, power, fuel, heating, lighting, air-conditioning, and ventilating.

         (vii) Amortization of the cost of installation of capital investment items which are primarily to reduce operating costs for the general benefit of the building's tenants or to enhance the building or which may be required by any governmental authority. All such costs, including interest costs, shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined by Landlord according to generally accepted accounting principles, but in no event to extend beyond the reasonable life of the building.

         (viii) Landlord's central accounting costs, an annual audit and legal fees relating to the operation of the building.

         (ix) A management fee to the manager of the building.

         (x) Common area charges due from the owner of the Project under the Declaration of Reciprocal Easements encumbering the Project; and

         (xi) All real estate taxes, personal property taxes, general and special assessments, permit and license fees, and all other public charges and/or taxes of any nature whatsoever, assessed against the Project or any portion thereof, arising out of the ownership of the Project, and any sales tax, occupancy tax or excise tax, and any and all sums owed or paid by Landlord in lieu of any of such taxes, assessments, fees and charges (collectively, the "Impositions").

     (b) "Proportionate Share" shall mean:

         (i) with respect to expenses allocable solely to the Leased Premises, 100% of such expense;

         (ii) with respect to expenses allocable to either the common areas of the Project or the entire Project, the proportion that the number of rentable square feet of the Leased Premises, as set forth on Lease Term Sheet of this Lease, as may be adjusted after expansion by the exercise of the expansion options, if any, set forth herein, bears to the total aggregate number of rentable square feet of the Project;

                                      -6-
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         (iii) with respect to expenses allocable to less than the entire
         Project but more than the Leased Premises, the proportion that the number of rentable square feet of the Leased Premises, as set forth on Lease Term Sheet of this Lease, as may be adjusted after expansion by the exercise of the expansion options, if any, set forth herein, bears to the total aggregate number of rentable square feet of the portion of the Project to which such expenses are allocable.

     (c) Throughout the Term, Tenant shall pay on a monthly basis, without demand as Additional Rent for the Leased Premises, its Proportionate Share, of the amount by which Operating Expenses computed on a square foot basis exceed the product of the Base Operating Expenses Amount ($5.85) and the rentable area of the building. Such payments shall be made as follows:

         (i) Before the beginning of each Lease Year during the Term, beginning on the first anniversary of the Commencement Date and on each successive annual anniversary of the Commencement Date thereafter during the Term, Landlord shall furnish Tenant with Landlord's estimate of the Operating Expenses for the following Lease Year. By the first day of each month during such Lease Year, Tenant shall pay 1/12th of its Proportionate Share of the estimated increase, if any, in the Base Operating Expenses Amount for such Lease Year.

         (ii) Within the first ninety (90) days of each Lease Year during the Term (beginning on the first anniversary of the Commencement Date), or as soon thereafter as reasonably practical, Landlord shall furnish to Tenant a statement of the actual Operating Expenses for the previous Lease Year. Within thirty (30) days after the delivery of that statement, a lump sum payment will be by Tenant equal to the amount, if any, by which Tenant's Proportionate Share of the actual Operating Expenses exceeds the amount, if any, which Tenant has paid toward the estimated increase in Operating Expenses. If Tenant's Proportionate Share of such items is less than the amount Tenant has paid toward the estimated increase in Operating Expenses, Landlord shall apply such amount to the next accruing installments of Rent due hereunder. The effect of this adjustment is that Tenant will pay during each Lease Year during the Term its Proportionate Share of the increase in actual Operating Expenses.

     (d) Until such time as the Project is 95% occupied, the Landlord shall adjust the Operating Expenses for such calendar year to reflect what the Operating Expenses would have been had the Project been 95% occupied at all times during such calendar year, and Tenant's Proportionate Share for such calendar year shall be based upon such adjustment in Operating Expenses.

     (e) Landlord shall have the right to revise its estimate of the Operating Expenses from time to time during the calendar year, and Tenant shall pay the Operating Expenses monthly in accordance with such revised estimate(s). If Tenant's monthly payments exceeded the actual Operating Expenses, Tenant shall have a credit in the amount of the excess paid by the Tenant toward Tenant's next monthly payment of the estimated Operating Expenses. If Tenant's monthly payments were less than the actual expenses,

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     Tenant shall pay the deficiency within thirty (30) days after receipt of the statement from Landlord.

     (f) If the number of square feet of the rentable area changes, then Tenant's Proportionate Share shall be adjusted effective as of the date of any such change. Any changes made pursuant hereto will not alter the method of computation of any increases in the Base Operating Expenses.

     (g) All other costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall also be deemed Additional Rent and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of Rent.

     (h) Notwithstanding anything to the contrary in Section 8 of this Lease, Tenant's Proportionate Share of any increase in actual Operating Expenses in any Lease Year will not exceed $2.00 per rental square foot of the Leased Premises.

9.   Tenant's Equipment, Fixtures and Alterations.
     --------------------------------------------
     (a) The Tenant will not install in the Leased Premises any electrically operated equipment that will cause Tenant's consumption of electricity on Tenant's electrical demand to exceed the rated consumption on demand of the Leased Premises on a per square foot basis, without the prior written consent of the Landlord, which consent may be conditioned upon payment by the Tenant of Additional Rent as compensation for additional consumption of electricity or water, to the extent the Leased Premises is not then separately metered. The Tenant shall not install any equipment which will necessitate any changes, replacements or additions to, or changes in the use of, the water system, heating system, plumbing system, air-conditioning system or electrical system in the Leased Premises without the prior written consent of the Landlord. If Tenant uses equipment that increases the heat levels in the Leased Premises above those customarily found in an office, Landlord shall have the option to install supplemental air conditioning equipment. All costs of such installation, operation, maintenance and replacement of equipment by Landlord shall be at Tenant's expense.

     (b) The Tenant shall not make or cause to be made any interior or exterior modifications or additions to the Leased Premises without the prior written consent of the Landlord. The Tenant shall present to the Landlord plans and specifications for such work at the time such consent is sought. If the plans and specifications are approved, the Tenant shall employ a contractor, selected by the Tenant and approved by the Landlord, to make the improvements. All improvements shall comply with the requirements of all federal, state and local governmental authorities. The Tenant shall be solely responsible for the prompt payment of all costs related to the improvements and, if any mechanics' or materialmen's lien is filed, the Tenant shall have such lien released by payment or bond within ten days after the Tenant receives notice thereof.

     (c) Upon the termination or expiration of the term of this Lease, the Tenant shall remove all trade fixtures and furnishings installed by the Tenant and not a part of the real estate or mechanical equipment and shall repair all damage to the Leased Premises caused by the installation or removal of any trade fixtures or other furnishings. All trade fixtures

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     and furnishings which the Tenant has not removed prior to the termination or expiration of the term hereof shall, at the Landlord's option, become the property of the Landlord.

10.  Tenant's Insurance; Compliance with Laws.
     ----------------------------------------
     (a) Tenant shall maintain at its sole cost and expense the following insurance with respect to the Leased Premises:

         (i) Contractual and commercial general liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Project, which insurance shall be written on an occurrence basis and shall provide protection with a combined single limit of Two Million ($2,000,000) Dollars (or in such increased limit to reflect declines in the purchasing power of the dollar as Landlord may, from time to time, reasonably request). Tenant shall hold the Landlord and VCU harmless from any liability for death or bodily injury to any person or damage to property owned by a third party occurring in the Leased Premises arising from any cause whatsoever.

         (ii) Insurance for the Tenant's furniture, furnishings, equipment, improvements and trade fixtures located in the Leased Premises under a standard fire and extended coverage insurance policy, in amounts to prevent Landlord, and Tenant from becoming co-insurers, and in any event, in amounts not less than the actual replacement cost of such property. The Landlord shall not be responsible for providing insurance of any kind on the Tenant's furniture and furnishings or its equipment, improvements or trade fixtures and the Tenant shall be solely liable to repair or replace the same in the event of damage or destruction to the Leased Premises.

     (b) Each policy of insurance required by this Section shall name the Landlord, VCU and any person or entity having an interest in the Project and designated by the Landlord or VCU as insured parties and shall provide that the insurer shall not cancel or change the terms of such insurance policy without first giving the Landlord, VCU and other insureds thirty
     (30) days' prior written notice thereof. The insurance policies shall be issued by an insurance company, licensed to do business in Virginia, and approved by the Landlord. Copies of the policies or the issuer's certificates of insurance shall be delivered to the Landlord, VCU and to all other insured parties on or before the Commencement Date and thereafter promptly upon request.

     (c) The Tenant shall not do or allow to be done in or about the Leased Premises anything which is prohibited under any policy of insurance carried by the Landlord or VCU. If Tenant's use or occupancy of the Leased Premises causes the premium for fire or other insurance carried by the Landlord or VCU to be higher than the premium otherwise payable for such insurance, the Tenant shall pay the difference as Additional Rent.

     (d) The Tenant shall at all times and at its expense, promptly comply with, or promptly cause to be complied with, all applicable laws, rules, regulations and other governmental requirements, now existing or hereafter enacted, to which the Tenant or the Leased Premises is subject.

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11.  Landlord's Access to Leased Premises.  The Landlord shall have the right at
     ------------------------------------
     all reasonable times to enter the Leased Premises to perform routine maintenance, repairs and alterations, to inspect the Leased Premises and to show such property to prospective tenants, mortgagees or purchasers. If the Tenant is not present to open and permit entry to the Leased Premises at any time when for any reason entry there is necessary or permissible hereunder, the Landlord may use a master key to enter the Leased Premises. The Landlord may enter the Leased Premises at any time to make emergency repairs and may forcibly enter the Leased Premises in an emergency situation. Such entry shall not be deemed to constitute an eviction of the Tenant or to give the Tenant any right to abatement of rent for loss or interruption of the business of the Tenant.

12.  Surrender of Possession.  The Tenant shall, at the expiration or
     -----------------------
     termination of the term of this Lease, surrender possession of the Leased Premises peacefully and promptly in as good condition as at the commencement of its occupancy, ordinary wear and tear excepted. The Tenant shall surrender all keys used in connection with the Leased Premises.

13.  Tenant's Personal Property.
     --------------------------

     (a) All property of the Tenant kept or stored in the Leased Premises shall be kept or stored at the sole risk of the Tenant, and the Tenant shall hold the Landlord and VCU harmless from any liability for loss of or damage to such property.

     (b) The Tenant agrees to notify the Landlord immediately of any fire or other casualty or known defect in the Leased Premises, the Project and in the fixtures or equipment located therein.

     (c) The Tenant shall be responsible for and shall pay when due all municipal, city or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in the Leased Premises by the Tenant.

14.  Rules and Regulations.  The rules and regulations attached to this Lease as
     ---------------------
     Exhibit C, as amended and supplemented from time to time as provided below,
     ---------
     are hereby made a part of this Lease (the "Rules and Regulations"), and Tenant shall be subject to all provisions thereof. The Landlord, with the approval of VCU, reserves the right to make reasonable amendments and supplements to the Rules and Regulations. The Landlord shall give the Tenant at least ten (10) days written notice prior to the implementation of any amendments or supplements.

     The Tenant shall be liable for the payment of all costs and expenses, including reasonable attorneys' fees incurred by the Landlord in enforcing the Rules and Regulations and other provisions of this Lease.

15.  Indemnification.
     ---------------
     (a) The Tenant agrees to indemnify and hold the Landlord and VCU harmless from all claims, actions, damages, liability and expense in connection with loss of life or personal injury to persons and damage to property arising in or about the Leased Premises, or the occupancy or use of the Leased Premises, or any part thereof, by the

     Tenant, or occasioned wholly or in part by any act or failure to act by the Tenant, its agents, contractors, employees or subtenants.

16.  Estoppel Certificate.  Upon request by the Landlord, the Tenant shall
     --------------------
     deliver to the Landlord, or to any party designated by the Landlord, a written statement in recordable form certifying: the commencement and termination dates of this Lease; that this Lease is or is not in full force and effect; that the Tenant has or has not accepted the Leased Premises and is or is not in complete possession thereof; that this Lease has not been modified or amended, or if it has, stating the specific modifications or amendments thereto; that all improvements to the Leased Premises to be made by the Landlord have been fully completed in accordance with the applicable plans and specifications or stating specifically any failure to complete such improvements; that, as of the date of certification, the Tenant has not paid Monthly Rent more than 30 days in advance (or stating the amount of rent paid more than 30 days in advance); that no proceedings are pending or threatened against Tenant before or by any court or administrative agency which, if adversely decided, would materially and adversely affect this Lease or the Tenant's ability to perform its obligations hereunder or, if any such proceedings are pending or threatened, specifying and describing such proceedings; and that there are no defaults under this Lease, nor defenses or offsets, or stating the specific defaults, defenses or offsets claimed by the Tenant. Such statement shall include any other certification reasonably requested.

17.  Attornment.  In the event of the exercise of any power of sale under the
     ----------
     provisions of any mortgage or deed of trust now or hereafter encumbering the Project, or a transfer of the Project in lieu thereof, the Tenant agrees that, if requested by the purchaser at such foreclosure sale or by the transferee, it shall attorn to the purchaser or transferee and it shall recognize such purchaser or transferee as the Landlord under the terms of this Lease and shall continue this Lease in full force and effect regardless of whether such mortgage or deed of trust was superior or subordinate to this Lease.

18.  Subordination.  This Lease is subject and subordinate to the lien and the
     -------------
     provisions of any and all mortgages, deeds of trust and other security instruments which may now or hereafter encumber or otherwise affect the Project, and to all renewals, replacements, extensions and modifications thereof. The foregoing subordination shall be self-operative and effected by execution of this Lease. Upon request by the Landlord, the Tenant agrees to confirm the subordination of its rights hereunder to any mortgage or deed of trust or any other security instrument resulting from any method of financing now or hereafter affecting the Project and to all advances made or hereafter to be made thereunder. Notwithstanding the foregoing, the beneficiary of any deed of trust on the Project may, at its option, subordinate at any time its deed of trust to this Lease by executing and recording a unilateral declaration to such effect.

19.  Assignment and Subletting.
     -------------------------

     The Tenant shall not mortgage or assign this Lease, in whole or in part, nor sublet all or any part of the Leased Premises without the prior written consent of the Landlord and VCU, which consent may be withheld, delayed or conditioned in the sole and absolute discretion of

Landlord and VCU. This prohibition on assignment and subletting shall include a prohibition against any assignment or subletting by operation of law. Any consent given by the Landlord and VCU to any mortgage, assignment or subletting by the Tenant shall not constitute a waiver of the requirement for such consent to any subsequent mortgage, assignment or subletting, nor shall the Tenant be released from performing any of the terms, covenants and conditions of this Lease. If this Lease is assigned or the Leased Premises sublet, the Landlord may collect Monthly Rent and Additional Rent and other costs from the assignee or sublessee and apply the amount collected to Tenant's obligation for Monthly Rent, Additional Rent and other costs due in accordance with the provisions of this Lease.

20.  Damage or Destruction.
     ---------------------

     (a) If the Leased Premises are damaged by fire or other casualty, but no portion thereof is thereby rendered untenantable for the purpose or use for which Tenant has leased the Leased Premises in Landlord's reasonable opinion, upon being so notified by Tenant by certified or registered mail, return receipt requested, the Landlord shall [except as provided in paragraph (ii) of Section 10(a)], at its expense, cause such damage to be repaired and the rent shall not be abated. If by reason of fire or other casualty, the Leased Premises are rendered untenantable in part for the purpose or use for which Tenant has leased the Leased Premises in Landlord's reasonable opinion, the Landlord shall [except as provided in paragraph (ii) of Section 10(a)], at its expense, subject to availability of insurance proceeds, cause such damage to be repaired, and the Monthly Rent shall be adjusted on a pro-rata basis for the period of such repair and restoration for that portion of the Leased Premises rendered untenantable. If the Leased Premises are damaged by fire or other casualty so as to render same untenantable for the purpose or use for which Tenant has leased same in Landlord's reasonable opinion, the Landlord shall [except as provided in paragraph (ii) of Section 10(a)]; at its expense, subject to availability of insurance proceeds, cause such damage to be repaired, and the Monthly Rent shall be abated in full for the period of such repair and restoration, provided, however, that if, within 60 days after the fire or other casualty, the Landlord gives the Tenant written notice that it has elected not to cause the Leased Premises to be repaired and restored, then this Lease shall terminate as of the date of the fire or other casualty.

     (b) If the Project is damaged by fire or other casualty with the result that its general use is impaired, then, notwithstanding that the Leased Premises may be undamaged, the Landlord shall have the right for ninety
     (90) days following the date of the fire or other casualty, to terminate this Lease by giving the Tenant 30 days' prior written notice of the termination.

     (c) Notwithstanding anything to the contrary in Paragraph 20(b) of this Lease, in the event there is an interruption in electrical, heating and cooling, telephone services and water ("Essential Building Services") which is not due in part to the negligence of the Tenant and as a direct result of such interruption Tenant is unable to occupy the Leased Premises for the purposes set forth in Paragraph 4 of this Lease then, the Base Rent and any Additional Rent payable to Landlord shall be abated from the third day after such interruption until such time as such services are reinstated or Tenant again occupies the

     Leased Premises. In the event said interruption of services extends for a period of more than thirty (30) days then Landlord agrees to work with Tenant in finding alternative space which Tenant can use until the building Services are restored.

21.  Eminent Domain. If all or part of the Leased Premises is taken or condemned
     ----------------
     by any authority or in the event of any purchase in lieu of any such taking or condemnation, this Lease shall terminate as of the date on which the Tenant is deprived of possession of the Leased Premises. Any award for the land and buildings of which the Leased Premises are a part and for damages to the residue, or any negotiated payment by private sale in lieu thereof, shall be the property of the Landlord, and the Tenant hereby assigns to the Landlord all its right, title and interest in and to any such award or payment. The Tenant shall bear the cost of removing its property from the Leased Premises.

22.  Environmental Hazards. Tenant will not on, about or under the Leased
     -----------------------
     Premises, handle, store, make, treat or dispose of any "Hazardous Materials" (defined below), except in accordance with all applicable federal, state and municipal laws and regulations (collectively, the "Environmental Laws") governing Hazardous Materials. "Hazardous Materials" as used herein shall include, without limitation, "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq. ("CERCLA"); all chemicals, petroleum, crude oil or any fraction thereof, hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, asbestos-containing materials and/or products, urea formaldehyde, or any substances which are classified as "hazardous" or "toxic" under CERCLA; hazardous waste as defined under the Solid Waste Disposal Act, as amended, 42 U.S.C. (S) 6901; air pollutants regulated under the Clean Air Act, as amended, 42 U.S.C. (S) 7401, et seq.; pollutants as defined under the Clean Water Act, as amended, 33 U.S.C. (S) 125, et seq., any pesticide as defined by Federal Insecticide, Fungicide, and Rodenticide Act, as amended, 7 U.S.C. (S) 136, et seq., any hazardous chemical substance or mixture or imminently hazardous substance or mixture regulated by the Toxic Substances Control Act, as amended, 15 U.S.C. (S) 2601, et seq.; any substance listed in the United States Department of Transportation Table at 45 CFR 172.101; any chemicals included in regulations promulgated under the above listed statutes; any explosives, radioactive material, and any chemical regulated by state statutes similar to the federal statutes listed above and regulations promulgated under such state statutes.

     During the term of this Lease, to the extent at any time required by the Environmental Laws, Tenant shall remove any Hazardous Materials placed, generated or stored by it on or about the Leased Premises, and Tenant shall defend, indemnify and hold the Landlord and VCU, their officers, directors, shareholders, partners and employees harmless from and against any and all causes of action, suits, demand or judgments of any nature whatsoever, losses, damages, penalties, expenses, fees, claims, costs (including, but not limited to, attorneys' fees and costs of litigation, arising out of or in any manner connected with the violation of any applicable federal, state or local environmental law with respect to the Leased Premises; the handling, storage, "release" or "threatened release" of or failure to remove, as required by this Section, Hazardous Materials from the Leased Premises.

     Tenant represents and warrants that it will not install any underground storage tank without specific, prior written approval from the Landlord and VCU. Tenant will not store combustible or flammable materials on the Leased Premises in violation of the Environmental Laws.

     Landlord represents and warrants that any handling, transportation, storage, treatment or usage of hazardous or toxic substances that has occurred on the Leased Premises or the Project to date has been in compliance with all applicable federal, state and local laws, regulations and ordinances. Landlord further represents and warrants that no leak, spill, release, discharge, emission or disposal of hazardous or toxic substances has occurred on the Leased Premises or the Project to date and that the soil vapor on or under the Leased Premises or the Project are free of toxic or hazardous substances as of the date that the term of this Lease commences.

23.  Default; Remedies upon Default.
     ------------------------------
     (a) Landlord Default: It shall be a material default and breach of this
         ----------------
     Lease by Landlord if Landlord fails to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Landlord and such failure shall continue for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the nature of the Landlord's default is such that more than thirty (30) days are reasonably required for its cure, then Landlord shall not be deemed to be in default if Landlord commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion. Upon the happening of a material default hereunder (beyond any applicable cure period), Tenant. may, at its option (but without being required to do so), immediately or at any time thereafter and without notice, perform the same for the account of Landlord and if Tenant makes any expenditures, or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorneys' fees, such expenditure shall be paid by Landlord to Tenant within fifteen (15) days of rendition of any bill or statement to Landlord therefor. All rights given to Tenant in this Section shall be in addition to any other right or remedy of Tenant at law, in equity, or otherwise.

     (b) Tenant's Events of Default: Any one or more of the following events
         --------------------------
     shall constitute a default (a "Default") under this Lease:

         (i) Failure by the Tenant to pay any Monthly Rent, Additional Rent or other amount due under this Lease within five days after the date when due.

         (ii) Failure by the Tenant to observe or perform any covenant, condition or agreement on its part to be observed or performed hereunder or under the Rules and Regulations, other than as referred to in clause (i) above, which failure shall continue for a period of thirty (30) days after written notice of such failure is given by the Landlord to the Tenant.

         (iii) The commencement by Tenant, or the commencement against Tenant, of a case under federal bankruptcy law, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency, moratorium or similar law.

     Tenant shall not be deemed to be in Default under this Section (b)(ii) if,
1) Tenant is not in default in the performance of any of the terms and conditions of this Lease including the monetary and rental obligations provided for herein at the time of filing for bankruptcy protection; and 2) Tenant can demonstrate reasonable ability at the time of filing for bankruptcy protection that Tenant can continue to meet all its rental obligations under this Lease and compliance with all the other terms and conditions of this Lease.

      (c)  Remedies upon Default.
           ---------------------

           (i) Whenever any Default shall have occurred, the Landlord may take any one or more of the following actions:

               (a) The Landlord may immediately re-enter and take possession of all or any part of the Leased Premises without terminating this Lease, exclude the Tenant from possession of all or any part of the Leased Premises, and, for the account of the Tenant, keep in force and effect any assignments or subleases entered into with the consent of Landlord pursuant to Section 19 (or which Landlord decides to acknowledge even if not consented to) which then are outstanding and not in default and lease all or any part of the Leased Premises which is not then so subleased or assigned to one or more parties, at a rental rate and upon such terms and conditions as Landlord deems acceptable in its sole discretion, in each case holding the Tenant liable for the difference between the proceeds of the reletting (less costs of reletting including without limitation brokerage fees, architect's fees, attorneys' fees and costs of alterations and redecorating) and all Monthly Rent, Additional Rent and other amounts due from Tenant under this Lease.

               (b) The Landlord may immediately terminate this Lease as to all or any part of the Leased Premises and exclude the Tenant from possession of all or any part of the Leased Premises.

                (c) The Landlord may immediately terminate this Lease and declare all payments of Monthly Rent due from the date of termination through the date that would otherwise have been the normal expiration of this Lease to be immediately due and payable, discounted to present value as of the date of payment at an annual rate equal to six percent per year.

               (d) The Landlord may exercise rights of self-help and/or take whatever action at law or in equity may appear necessary or desirable to collect the Monthly Rent, Additional Rent or other amounts then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Tenant under this Lease. No termination of this Lease shall relieve Tenant from liability for payment of Monthly Rent, Additional Rent and other amounts accrued to the date of termination.

         (ii) No re-entry or taking possession of the Leased Premises by the Landlord shall be construed as an election by the Landlord to terminate this Lease unless (i) written notice of such termination is given by the Landlord to the Tenant, or (ii) this Lease is terminated by an order or a decree of a court of competent jurisdiction. Notwithstanding any re-entry and taking of possession by the Landlord of all or any part of the Leased Premises without terminating this Lease, the Landlord may at any time thereafter elect to terminate this Lease for any previous Default by the Tenant. Upon any re-entry and taking possession of the Leased Premises by Landlord, or upon any termination of this Lease, any property of the Tenant may be removed by Landlord, without liability for loss of or damage to said property, and stored elsewhere at the risk of and at the expense of Tenant.

         (iii) Upon a Default, the Tenant shall on demand pay Landlord as Additional Rent all reasonable attorneys' fees, court costs and other reasonable expenses incurred by Landlord in the collection of Monthly Rent, Additional Rent and other amounts due under this lease and/or the enforcement of any other obligations of Tenant. Upon a Default, the Tenant shall on demand pay Landlord as Additional Rent all reasonable expenses incurred by the Landlord in attempting to cure the Default by the exercise of self-help.

         (iv) No delay or omission by the Landlord in exercising any right accruing upon a Default shall be construed to be a waiver of any such right, but any such right may be exercised from time to time as often as deemed expedient.

24.  Force Majeure.  If by reason of acts of God, strikes, lockouts or other
     -------------
     industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or the Commonwealth of Virginia, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; tornadoes; blizzards, or other storms; floods, washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery; partial or entire failure of utilities; or any cause or event not reasonably within the control of the Landlord, the Landlord is unable in whole or in part to carry out its agreements contained in this Lease, the Landlord shall not be deemed in Default during the continuance of such inability.

25.  Successors.  Subject to the provisions of this Lease prohibiting or
     ----------
     restricting the right of the Tenant to encumber, sublease or assign its interests under this Lease and the provisions of the Section headed "Subordination", this Lease shall be binding upon and inure to the benefit of the Landlord, VCU and the Tenant and their respective successors and assigns.

26.  Non-Waiver.  The failure of the Landlord, to enforce strict compliance with
     ----------
     any of the terms and conditions of this Lease shall not constitute or be construed as a waiver or relinquishment of the right to enforce strict compliance thereafter with the terms and conditions of this Lease. The payment of rent by the Tenant or the acceptance of rent by the Landlord, with knowledge of the breach of any term or condition of this Lease, shall not be deemed a waiver of such breach.

27.  Notices.  All notices required or permitted by this Lease shall be in
     -------
     writing and delivered or sent by registered or certified mail and addressed as follows:

     If to the Landlord:

          Virginia Biotechnology Research Park Authority

          800 East Leigh Street
          Richmond, Virginia 23219
          a: Executive Vice President

                   SIGNATURE PAGE

                   LEASE AGREEMENT


                   VIRGINIA BIOTECHNOLOGY RESEARCH PARK
                   AUTHORITY, a political subdivision of the Commonwealth of Virginia


                   By: /s/ James B. Farinholtd, Jr.
                      ----------------------------
                   Name: James B. Farinholtd, Jr.
                   Title: Executive Vice President

                   SIGNATURE PAGE

                   LEASE AGREEMENT

                   INSMED PHARMACEUTICALS, INC., a Virginia
                   Corporation


                   By: /s/ Dr. Geoffrey Allan
                   ----------------------
                   Title: President

                                 SIGNATURE PAGE
                                LEASE AGREEMENT

     The undersigned joins in the execution of this Lease for the sole purpose of releasing (but only during the term of this Lease) all of its right, title and interest under the Master Lease in and to the Leased Premises hereby leased to the Tenant. The undersigned acknowledges that, as set forth in the Recitals, it is not being released of its obligations under the Master Lease.

                                    COMMONWEALTH OF VIRGINIA, VIRGINIA
                                    COMMONWEALTH UNIVERSITY

                                    By:                           (Seal)
                                        -------------------------
                                    Name:
                                    Title:

                                 SIGNATURE PAGE
                                LEASE AGREEMENT

                                    CRESTAR

                                    By: /s/  Richard D. Dickinson    (Seal)
                                        -----------------------------
                                    Name: Richard D. Dickinson
                                    Title: Senior Vice President

                                LIST OF EXHIBITS

Exhibit A  --  Floor Plan

Exhibit B  --  Tenant Improvements

Exhibit C  --  Rules and Regulations

Exhibit D  --  In Leased Premises Support/Shared Access/Shared Use of Common
               Facilities and Equipment in the Virginia Biotechnology Center

Exhibit E  --  List of Chemicals Anticipated To Be Used

                                AMENDMENT NO. 1

THIS AMENDMENT amends and forms a part of that certain Deed of Lease dated March 24, 1997 (the "Lease") by and between the VIRGINIA BIOTECHNOLOGY RESEARCH PARK AUTHORITY, LESSOR and INSMED PHARMACEUTICALS, INC., LESSEE.

Lessor and Lessee agree to the following modifications, additions and/or deletions:

LESSEE wishes to lease from the LESSOR 1,780 square feet of rentable space contiguous to its existing space known as Suite 206 in Biotech One (the "Additional Space"). The initial term will commence December 15, 1997, and will expire February 28, 1998. Thereafter, the Additional Space will be leased to conform with the term outlined in the Lease. The LESSEE will pay a monthly rent of $21.00 per square foot during the initial term for the Additional Space. Thereafter, the rent for the Additional Space will be subject to a 2.5% annual increase.

The remaining terms and conditions of the lease are hereby reaffirmed.

     WITNESS the following signatures and seals.

                              LESSOR:  VIRGINIA BIOTECHNOLOGY
                                       RESEARCH PARK AUTHORITY


                              By:    /s/ James B. Farinholtd, Jr.
                                 --------------------------------
                                        (Signature) (Title)


                              LESSEE:  INSMED PHARMACEUTICALS, INC.


                              By:    /s/ Geoffrey Allan
                                 --------------------------------
                                        (Signature) (Title)

COMMONWEALTH OF VIRGINIA
CITY/COUNTY OF           Henrico                                  to-wit:
               --------------------------------------------------

     The foregoing Lease Amendment was acknowledged before me

     By   Geoffrey Allan   on the   21rst   day of   Nov.   1997 , in the
        ------------------        ---------        --------   ---

jurisdiction aforesaid.

     My commission expires:    11/30/99                     .
                            --------------------------------

                                                  /s/ Jennifer Klein
                                          -----------------------------------
                                                     Notary Public


COMMONWEALTH OF VIRGINIA
CITY/COUNTY OF           Henrico                                  to-wit:
               --------------------------------------------------

     The foregoing Lease Amendment was acknowledged before me

     By   James Farinholdt   on the   21rst   day of   Nov.
        --------------------        ---------        --------

1997  , in the jurisdiction aforesaid.
  ---

     My commission expires:    11/30/99                     .
                            --------------------------------

                                                  /s/ Jennifer Klein
                                          -----------------------------------
                                                     Notary Public